UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2006
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
incorporation)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Asset Purchase Agreement dated as of November 30, 2006
Form of Limited Liability Company Agreement
Press Release

Section 1—Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On December 1, 2006, Lear Corporation (“Lear”) issued a press release announcing that on November 30, 2006, Lear entered into an Asset Purchase Agreement (the “Purchase Agreement”) with International Automotive Components Group North America, Inc. (“IAC”), International Automotive Components Group North America, LLC (“IACNA”, and together with IAC, the “IAC Entities”), WL Ross & Co. LLC (“WL Ross”) and Franklin Mutual Advisers, LLC (“Franklin”). The press release is attached hereto as Exhibit 99.1 and is herein incorporated by reference.
Lear has agreed to transfer substantially all of the assets of its North American interior business segment (as well as its interests in two China joint ventures) and $25 million of cash to the IAC Entities. Lear will receive a 25% equity interest in IACNA and warrants for an additional 7% equity interest in IACNA. WL Ross and Franklin will make aggregate cash contributions of $75 million to IACNA in exchange for the remaining equity and extend a $50 million term loan to the IAC Entities. The IAC Entities will assume the ordinary course liabilities of Lear’s North American interior business, while Lear will retain certain pre-closing liabilities, including pension and post-retirement healthcare liabilities incurred through the closing date of the transaction. Lear will fund up to an additional $40 million and WL Ross and Franklin will contribute up to an additional $45 million, in the event that the IAC Entities do not meet certain financial targets in 2007.
The closing of the transaction contemplated by the Purchase Agreement is subject to various conditions, including the receipt of required third-party consents, as well as other closing conditions customary for transactions of this type. Lear expects the transaction to close in the first quarter of 2007. In connection with the transaction, Lear has entered into various ancillary agreements providing for customary minority shareholder rights and registration rights with respect to its equity interest in IACNA.
In connection with the transaction, Lear expects to recognize a loss on divestiture of approximately $675 million in the fourth quarter of 2006.
The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such agreement and to the form of Limited Liability Company Agreement of IACNA, filed as Exhibits 10.1 and 10.2, respectively, hereto, which are herein incorporated by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits
10.1	Asset Purchase Agreement dated as of November 30, 2006, by and among Lear Corporation, International Automotive Components Group North America, Inc., WL Ross & Co. LLC, Franklin Mutual Advisers, LLC and International Automotive Components Group North America, LLC.

10.2	Form of Limited Liability Company Agreement of International Automotive Components Group North America, LLC.
99.1	Press release of Lear Corporation issued on December 1, 2006.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation

Date: December 1, 2006	By: Name:	/s/ Daniel A. Ninivaggi Daniel A. Ninivaggi
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase Agreement dated as of November 30, 2006, by and among Lear Corporation, International Automotive Components Group North America, Inc., WL Ross & Co. LLC, Franklin Mutual Advisers, LLC and International Automotive Components Group North America, LLC.

10.2	Form of Limited Liability Company Agreement of International Automotive Components Group North America, LLC.

99.1	Press release of Lear Corporation issued on December 1, 2006.

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